UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): May 18, 2004

                        MARSH & McLENNAN COMPANIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                  1-5998                  36-2668272
          --------                  ------                  ----------
      (State or other       (Commission File Number)      (IRS Employer
      jurisdiction of                                  Identification Number)
       incorporation)


                 1166 Avenue of the Americas, New York, NY 10036
                 -----------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (212) 345-5000
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.
         ------------

         On May 18, 2004, Marsh & McLennan Companies, Inc. (the "Company") and Kroll Inc. ("Kroll") announced the execution of a definitive merger agreement, dated May 18, 2004 (the "Merger Agreement"). In connection with the Merger Agreement, the Company and certain stockholders of Kroll entered into a Support Agreement, dated as of May 18, 2004 (the "Support Agreement"). Copies of the Merger Agreement and the Support Agreement are attached as Exhibits 2.1 and 99.1 hereto, respectively, and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ---------------------------------

         (c)           Exhibits

Exhibit Reference Number      Exhibit Description
------------------------      -------------------

2.1 Agreement and Plan of Merger, dated as of May 18, 2004, by and among the Company, King Merger Corp., a wholly owned subsidiary of the Company, and Kroll Inc.

99.1 Support Agreement, dated as of May 18, 2004, by and among the Company, Ben F. Allen, Michael Beber, Michael G. Cherkasky, Stephen Forbes Cooper, Michael E. France, Simon Freakley, Frank Holder, Jules B. Kroll, Leonard LoBiondo, and Michael A. Petrullo

99.2                          Presentation dated May 18, 2004

99.3 Transcript of teleconference and live audio webcast dated May 19, 2004


ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         The Company has provided a presentation dated May 18, 2004 to certain members of the investment community in connection with the announcement of the execution of the Merger Agreement. The presentation is attached hereto as
Exhibit 99.2 and is incorporated into this Item 9 by reference. On May 19, 2004, certain members of the Company's and Kroll's management discussed the announcement of the execution of the Merger Agreement via a teleconference and live audio webcast, a transcript of which is attached hereto as Exhibit 99.3 and incorporated into this Item 9 by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  May 19, 2004             MARSH & McLENNAN COMPANIES, INC.


                                 By:        /s/ Leon J. Lichter
                                            ------------------------------------
                                 Name:      Leon J. Lichter
                                 Title:     Vice President & Corporate Secretary

                                 EXHIBIT INDEX


2.1 Agreement and Plan of Merger, dated as of May 18, 2004, by and among the Company, King Merger Corp., a wholly owned subsidiary of the Company, and Kroll Inc.

99.1 Support Agreement, dated as of May 18, 2004, by and among the Company, Ben F. Allen, Michael Beber, Michael G. Cherkasky, Stephen Forbes Cooper, Michael E. France, Simon Freakley, Frank Holder, Jules B. Kroll, Leonard LoBiondo, and Michael A. Petrullo

99.2    Presentation dated May 18, 2004

99.3    Transcript of teleconference and live audio webcast dated May 19, 2004